UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 December 12, 2018

WEEDCLUB, INC.

(formerly Westgate Acquisitions Corporation)

(Exact name of registrant as specified in its charter)

                           Nevada

000-53084

           87-0639379

(State or other jurisdiction

 (Commission

  (IRS Employer

      of incorporation)

   File Number)

Identification No.)

3625 Cove Point Drive, Salt Lake City, Utah 84109

(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 209-0740

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms “Company”, “Westgate,” “we,” “us,” “our” and similar terminology, reference Westgate Acquisitions Corporation. Our corporate name has also been changed to WeedClub, Inc. and any reference to “WeedClub” will also be a reference to the Company (formerly known as Westgate Acquisitions Corporation).

Item 1.01  Entry into a Material Definitive Agreement.

On December 12, 2018, Westgate Acquisitions Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Westgate Merger, Inc., a newly formed Utah corporation 100% owned by the Company (“Westgate Merger”), and Farmhouse, Inc., a Washington corporation (“Farmhouse”). Under the Agreement, Westgate Merger will merge with and into Farmhouse, with Farmhouse being the surviving corporate entity.

At the Effective Time of the Merger, all of the issued and outstanding shares of Farmhouse Common Stock will be exchanged for shares of Westgate authorized, but previously unissued Common Stock, on a one share for one share basis.  At the Closing, Farmhouse will have issued and outstanding a minimum of 10,611,131 shares of its Common Stock and up to a maximum of 11,251,148 shares. The final number of Farmhouse shares is to be determined by the additional number of Farmhouse shares that are issued to holders of certain outstanding convertible instruments upon their conversion into Farmhouse Common Stock prior to the Closing. All Westgate shares will be in post-split shares following the reverse stock split on the basis of one (1) share for two and one-half (2.5) shares basis, made effective December 14, 2018. In anticipation of the acquisition of Farmhouse, we have changed our corporate name to WeedClub, Inc.

Farmhouse has developed WeedClub, a platform provider to the regulated cannabis industry. Its core product is the WeedClub® social network platform, which allows its members to digitally network with actual vetted cannabis industry stakeholders. The platform offers innovative security enabling safe and private communication and discovery for cannabis professionals seeking to expand their businesses. WeedClub® is intended to be a professional network for the Cannabis Industry. Additionally, WeedClub® vets its members to ensure their businesses are state compliant and have clean backgrounds which helps facilitate a sense of community and trust amongst its members.

WeedClub plans to develop and launch a series of additional value-added portals for each of its core service areas, which include: Distribution, Recruiting, Investment and Compliance. We believe WeedClub will improve connectivity between enterprise cannabis professionals by adding more conventional social networking software and systems. WeedClub intends to offer its members group opportunities, wherein needs are met while advertising and consulting revenues are generated via the curated opportunities.

Also in connection with the acquisition of Farmhouse, our Board of Directors will appoint Evan Horowitz, Mike Landau and Brian Holmes as new directors, to become effective at the Effective Time of the Merger. Contemporaneously with the new directors taking office, G. Reed Petersen, our current director and President, CEO and Secretary, will resign as a director and officer.

Item  5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2018, we filed with the State of Nevada a Certificate of Amendment to the Company’s Articles of Incorporation whereby we have changed our corporate name, Westgate Acquisitions Corporation, to WeedClub, Inc. This name change is to reflect our new business endeavors following the acquisition of Farmhouse, Inc.

The December 14, 2018 Certificate of Amendment additionally provided for a change in the Company’s authorized capitalization, whereby we increased our authorized Common Stock from 20,000,000 shares to 200,000,000 shares. Par value remained at $0.00001 per share.

The Certificate of Amendment also include notice of the Company’s one share for two and one-half shares reverse split of our outstanding Common Stock, discussed in Item 5.07 below. The amendments and reverse stock split were ratified on October 31, 2018 by the unanimous written consent of our Board of Directors and by written consent of our stockholders holding a majority (79.3%) of our outstanding shares of common stock. The actions by written consent by our Board of Directors and stockholders were set forth in the Schedule 14C Information Statement, initially filed with the Securities and Exchange Commission and mailed to our stockholders on November 13, 2018.

Item  5.07   Submission of Matters to a Vote of Security Holders.

On October 31, 2018, our board of directors unanimously approved a proposal to effect a reverse stock split of issued and outstanding shares of common stock on a one share for two and one-half shares (1:2.5) basis. As of October 31, 2018, stockholders who beneficially held in the aggregate 6,890,190 shares of Common Stock, or approximately 79.3% of the voting power of our outstanding voting securities, executed and delivered to the board of directors written consent approving the reverse split. Also approved by our Board of Directors by unanimous written consent, and by written consent of 79.3% of our outstanding Common Stock, were the amendments to our Articles of Incorporation to change our corporate name to WeedClub, Inc. and increase our authorized capitalization to 200,000,000 shares of Common Stock. The effective date of the reverse stock split and amendments to our Articles of Incorporation was December 14, 2018 with the filing of the Certificate of Amendment with the State of Nevada. Because the actions were approved by the written consent of stockholders holding the majority of our outstanding voting securities, no proxies were solicited.

Following the reverse stock split, we will have issued and outstanding approximately 3,476,076 shares of Common Stock, without giving effect to the rounding up of fractional shares. Split shares will be fully-paid and non-assessable. The rights and preferences of the outstanding Common Shares (post-split) will remain the same as pre-split shares. The total outstanding shares of Common Stock will increase upon the closing of the acquisition of Farmhouse, Inc., as discussed in Item 1.01 above.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

  Exhibit No.

Description

  3.1

Certificate of Amendment of Certificate of Incorporation [to be filed]

10.1

Agreement and Plan of Merger

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westgate Acquisitions Corporation

Date:  December 18, 2018

By:     S/ G. REED PETERSEN

G. Reed Petersen

President

1